                      NOTICE OF GUARANTEED DELIVERY FOR
                     REVLON CONSUMER PRODUCTS CORPORATION

   This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Revlon Consumer Products Corporation (the "Company")
made pursuant to the Prospectus, dated      , 1998 (the "Prospectus"), if
certificates for the outstanding 8 1/8% Senior Notes due 2006 (the "Old
Senior Notes") and 8 5/8% Senior Subordinated Notes due 2008 of the Company
(the "Old Senior Subordinated Notes" and, together with the Old Senior Notes, the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New
York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to First Trust National Association (the "Exchange Agent")
as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Senior Notes or Old Senior Subordinated Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of
Transmittal (or facsimile thereof) must also be received by the Exchange
Agent prior to 5:00 p.m., New York City time, on the Expiration Date.
Capitalized terms not defined herein are defined in the Prospectus.

                                 Delivery To:

                      FIRST TRUST NATIONAL ASSOCIATION,

                                Exchange Agent

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
               By Mail:                     By Facsimile:           By Overnight Courier or Hand:
   First Trust National Association         (612) 244-1537         First Trust National Association
            Corporate Trust                                              180 East 5th Street
            P.O. Box 64485              Confirm by Telephone:              4th Floor Window
        St. Paul, MN 55164-9549             (612) 973-5800                St. Paul, MN 55101
                                                                    Attention: Specialized Finance

   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

   Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Senior Notes or Old Senior Subordinated Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Senior Notes
 Tendered:*

$
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Certificate Nos. (if available):

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Total Principal Amount Represented by Old
 Senior Notes Certificate(s):

$
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Principal Amount of Old Senior Subordinated
 Notes Tendered:*

$
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Certificate Nos. (if available):

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Total Principal Amount Represented by Old
 Senior Subordinated Notes Certificate(s):

$
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If Old Senior Notes will be delivered by book-entry transfer to The
Depository Trust Company, provide account number.

Account Number
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If Old Senior Subordinated Notes will be delivered by book-entry transfer to
The Depository Trust Company, provide account number.




Account Number
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* Must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL
  REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                               PLEASE SIGN HERE

X
   -------------------------------        ------------
X
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   Signature(s) of Owner(s)               Date
   or Authorized Signatory

   Area Code and Telephone Number:
                                  ------------------------

   Must be signed by the holder(s) of Old Senior Notes or Old Senior Subordinated Notes as their name(s) appear(s) on certificates for Old Senior Notes or Old Senior Subordinated Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                     PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
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Capacity:
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Address(es):
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                                  GUARANTEE

   The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.

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                                 Name of Firm

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                                   Address

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                                                                      Zip Code

Area Code and Tel. No.
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                               Authorized Signature

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                                       Title
Name:
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                               (Please Type or Print)
Dated:
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NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
      OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.